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SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
HILTON HOTELS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

WORLD HEADQUARTERS
9336 CIVIC CENTER DRIVE
BEVERLY HILLS, CALIFORNIA 90210

    The 2001 annual meeting of stockholders of Hilton Hotels Corporation will be held at the Hilton Glendale, 100 West Glenoaks Boulevard, Glendale, California 91202, on Wednesday, May 9, 2001, at 10:00 a.m., for the following purposes:

  (1)
  To elect five directors to the Board of Directors;

  (2)
  To ratify the appointment of Arthur Andersen LLP to serve as auditors for Hilton for 2001; and

  (3)
  To transact any other business which may properly come before the meeting.

    Stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be at the annual meeting, you are urged to return your proxy by one of the following methods:

  •
  Complete, sign and date the enclosed proxy card and return it as promptly as possible in the envelope provided;

  •
  Use the toll-free telephone number as described on the enclosed proxy card; or

  •
  Use the internet voting site as described on the proxy card.

    Only stockholders of record at the close of business on March 16, 2001 are entitled to notice of and to vote at the meeting, or any adjournments of the meeting. A complete list of such stockholders will be available for examination at our offices in Beverly Hills, California, during normal business hours by any stockholder for any purpose germane to the annual meeting, for a period of ten days prior to the meeting.

                      By Order of the Board of Directors,

                      MADELEINE A. KLEINER
                       Executive Vice President,
                      General Counsel and Corporate Secretary

Beverly Hills, California
April 5, 2001

HILTON HOTELS CORPORATION
9336 CIVIC CENTER DRIVE
BEVERLY HILLS, CALIFORNIA 90210

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why Did I Receive This Proxy Statement?

    We sent you this proxy statement and the enclosed proxy card because Hilton's Board of Directors is soliciting your proxy to be used at the annual meeting of stockholders on May 9, 2001, at 10:00 a.m. local time, at the Hilton Glendale, 100 West Glenoaks Boulevard, Glendale, California 91202, or at any adjournment of the meeting. This proxy statement summarizes the information you need to know to vote on an informed basis. We are first mailing this proxy statement and the enclosed proxy card to stockholders on or about April 5, 2001.

Who Can Vote?

    You are entitled to vote if you owned Hilton common stock on the record date, which is the close of business on March 16, 2001. Each share of Hilton common stock that you own entitles you to one vote.

How Many Shares Of Voting Stock Are Outstanding?

    On the record date, there were 368,823,497 shares of Hilton common stock outstanding. Hilton common stock is our only class of voting stock.

What Am I Voting On?

1.
The election of five nominees to serve on our Board of Directors:

•
A. Steven Crown

•
David Michels

•
John H. Myers

•
Dr. Judy L. Shelton

•
Donna F. Tuttle

2.
The ratification of Arthur Andersen LLP as our auditors for 2001.

How Does The Board Of Directors Recommend I Vote On The Proposals?

    The Board of Directors recommends a vote FOR each of the Board's nominees and FOR the appointment of Arthur Andersen LLP as our independent auditors for 2001.

How Do I Vote?

    To vote by proxy you should either:

  •
  Complete, sign and date the enclosed proxy card and return it promptly in the prepaid envelope provided;

  •
  Call the toll-free number on the proxy card and follow the telephonic procedures for delivering your proxy; or

  •
  Visit the website shown on the proxy card and follow the instructions indicated on the proxy card for delivering your proxy via the internet.

    To vote in person, you may attend the meeting and cast your vote in person.

    The telephonic and internet voting procedures are designed to authenticate votes cast by use of a personal identification number. The procedures, which the Company believes comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded.

May I Revoke My Proxy?

    You may revoke your proxy at any time before it is voted in either of the following ways:

  •
  You may submit another proxy card with a later date or another telephonic or internet proxy at a later date; or

  •
  You may notify Hilton's Secretary in writing before your proxy is voted that you have revoked your proxy.

If I Plan To Attend The Meeting, Should I Still Vote By Proxy?

    Whether you plan to attend the meeting or not, we urge you to vote by proxy. Returning the proxy card or submitting your proxy through the telephonic or internet voting procedures will not affect your right to attend the meeting, and your proxy will not be used if you are personally present at the meeting and inform the Secretary in writing prior to the voting that you wish to vote your shares in person.

How Will My Proxy Get Voted?

    If you properly fill in your proxy card and send it to us or properly deliver your proxy by telephone or internet, your proxy holder (one of the individuals named on your proxy card) will vote your shares as you have directed. Under the rules of the New York Stock Exchange, if your broker is a member of the exchange and holds your shares in its name, the broker may vote your shares on Proposals 1 and 2 if it does not receive instructions from you. If you sign the proxy card but do not make specific choices, the proxy holder will vote your shares as recommended by the Board of Directors as follows:

  •
  "FOR" the election of all nominees for director; and

  •
  "FOR" ratification of the selection of independent auditors for 2001.

What Constitutes A Quorum?

    A quorum is a majority of the outstanding shares entitled to vote which are present or represented by proxy at the meeting. There must be a quorum for the transaction of business at the meeting. If you submit a properly executed proxy card or a telephonic or internet proxy, even if you abstain from voting, your shares will be considered part of the quorum. Broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a proposal) are included in determining the presence of a quorum.

What Vote Is Required To Approve Proposals?

    Directors are elected by a plurality of the shares voting at the meeting. If you do not vote for a particular nominee, or you indicate "withhold authority to vote" for a particular nominee on your proxy, your vote will not count either "for" or "against" the nominee. A "broker non-vote" will also have no effect on the outcome.

    The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required to ratify the selection of independent auditors and for any other action. Abstentions will have the same effect as a vote "against" this proposal and "broker non-votes" will not be counted in determining whether the proposal has been approved.

How Will Voting On Any Other Business Be Conducted?

    Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your returned proxy gives authority to proxy holders to vote on these matters in their discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND EXECUTIVE OFFICERS

    The following table sets forth the names and addresses of all persons who beneficially owned, to the knowledge of the Company, more than 5% of the outstanding shares of common stock on March 16, 2001. The following table also sets forth, as of March 16, 2001, the beneficial ownership of the Company's common stock by:

  •
  each director and nominee;

  •
  the chief executive officer and the four other most highly compensated executive officers for the year ended December 31, 2000 (the "Named Officers"); and

  •
  all directors and executive officers of the Company as a group.

Name and Address of Owner	Common Stock		Approximate Percent of Common Stock
Barron Hilton 9336 Civic Center Drive Beverly Hills, California 90210	23,502,332	(1)	6.4
Conrad N. Hilton Fund 100 West Liberty Street Reno, Nevada 89501	16,498,736	(1)	4.5
Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, Tennessee 38119	71,894,297	(2)	19.5
Stephen F. Bollenbach	8,040,000	(3)	2.1
A. Steven Crown	3,699,500	(3)(4)	1.0
Peter M. George	—		—
Dieter H. Huckestein	374,246	(3)	*
Robert L. Johnson	10,000	(3)	*
Benjamin V. Lambert	211,000	(3)(5)	*
David Michels	—		—
John H. Myers	—		—
John L. Notter	14,000	(3)(6)	*
Judy L. Shelton	26,000	(3)(7)	*
Donna F. Tuttle	23,367	(3)(8)	*
Peter V. Ueberroth	1,168,065	(3)(9)	*
Sam D. Young, Jr.	40,000	(3)	*
Thomas E. Gallagher	215,798	(3)	*
Matthew J. Hart	424,349	(3)(10)	*
Thomas L. Keltner	38,561	(3)	*
All Directors and Executive Officers as a Group (17 persons)	37,787,218	(11)	10.0

*
The common stock owned does not exceed 1% of the outstanding shares.

(1)
Barron Hilton is one of the 11 directors of the Conrad N. Hilton Fund (the "Fund"). He disclaims beneficial ownership of the 16,498,736 shares owned by the Fund.

(2)
The amount of common stock owned by Southeastern Asset Management, Inc. is based upon their filing of an amended Schedule 13G with the Securities and Exchange Commission on February 9, 2001. According to this Schedule 13G, all of the reported shares of common stock are owned by investment advisory clients of Southeastern.

(3)
Includes options to acquire 8,000,000, 10,000, 319,950, 10,000, 10,000, 6,000, 6,000, 10,000, 8,000, 10,000, 200,000, 407,075 and 18,750 shares of common stock, exercisable within 60 days, held by Messrs. Bollenbach, Crown, Huckestein, Johnson, Lambert and Notter, Mses. Shelton and Tuttle, and Messrs. Ueberroth, Young, Gallagher, Hart and Keltner, respectively.

(4)
Mr. Crown is a partner of The Crown Fund, which owns 239,888 shares of common stock. The Arie and Ida Crown Memorial, of which Mr. Crown is a director, owns 894,272 shares of common stock. Pines Trailer Limited Partnership, the partners of which include a corporation of which Mr. Crown is a director, officer and shareholder and a partnership of which Mr. Crown is a partner, owns 600,000 shares of common stock. Areljay, L.P., the partners of which include a corporation of which Mr. Crown is a director, officer and shareholder and a trust of which Mr. Crown is a beneficiary, owns 1,935,340 shares of common stock. Mr. Crown disclaims beneficial ownership of the shares held by The Crown Fund, Arie and Ida Crown Memorial, Pines Trailer Limited Partnership and Areljay, L.P., except to the extent of his beneficial interest therein. The shares beneficially owned by Mr. Crown also include 10,000 shares owned by his spouse.

(5)
Includes 1,000 shares owned directly by Mr. Lambert's spouse.

(6)
Includes 1,000 shares owned directly by Mr. Notter's spouse.

(7)
Includes 20,000 shares owned jointly by Dr. Shelton and her spouse.

(8)
Includes 784 shares owned in trust for Ms. Tuttle's children.

(9)
Includes 921,650 shares owned by the Ueberroth Family Trust, 56,035 shares owned by the Ueberroth Family Foundation and 182,380 shares owned by the Ueberroth Investment Trust.

(10)
Includes 5,000 shares owned jointly by Mr. Hart and his spouse and 3,000 shares owned by Mr. Hart's children.

(11)
Includes 9,015,775 shares issuable upon exercise of employee stock options granted to executive officers and directors, exercisable within 60 days, but excludes the shares owned by the Fund (see note 1 above).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's reporting officers and directors, and persons who beneficially own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on the Company's review of the reports filed with the SEC and written representations from reporting persons, the Company believes that all of its reporting officers, directors and greater than 10% beneficial owners filed the reports on time in 2000, except for one report on Form 4 filed late by Mr. Notter reporting four stock purchase transactions.

PROPOSAL 1
ELECTION OF DIRECTORS

Nomination Process

    The By-Laws of the Company provide that the number of directors shall be not less than ten nor more than 20, with the exact number to be fixed from time to time by resolution of the Board of Directors. The Board has fixed the number of directors at 14. The Board has been divided into three classes of directors. One class is elected at each annual meeting to serve a term of three years.

    At the meeting, the terms of five directors are expiring. Those directors nominated for election at the meeting will hold office for a three-year term expiring in 2004. Other directors are not up for election this year and will continue in office for the remainder of their terms as set forth in the table below.

    Nominations for directors are made by the Board of Directors (based on recommendations made by the Nominating Committee) not less than 30 days prior to the date of the meeting at which directors are scheduled to be elected.

    Notice of proposed stockholder nominations for election of directors must be given to the Nominating Committee not less than 60 days prior to the meeting at which directors are to be elected. This notice must contain certain information about each proposed nominee, including age, business and residence addresses, principal occupation, the number of shares of common stock beneficially owned and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee.

    In the event that a designated nominee is unable or unwilling to stand for election at the meeting, proxy holders will vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the meeting.

    The Board of Directors has nominated, and it is the intention of the persons named in the enclosed proxy to vote for the election of, the five nominees named below. Each of the five nominees has consented to serve as a director if elected. Mr. Crown and Ms. Tuttle have previously been elected by the Company's stockholders.

Nominees and Continuing Directors

    The table below sets forth information with respect to the persons nominated for election to the Board and the continuing directors. Unless otherwise indicated in the table, each such person has engaged in his or her principal occupation since at least January 1996. The principal occupations of nominees and continuing directors include employment with the Company or its subsidiaries and affiliates only when indicated in the following table. None of the nominees or continuing directors are related to each other or to any of the Company's executive officers.

Name, Principal Occupation and Other Directorships	Age	Term to Expire at Annual Meeting In	Year Service Commenced or Will Commence
NOMINEES:
A. Steven Crown General Partner of Henry Crown and Company, a holding company which includes diversified manufacturing operations, marine operations and real estate ventures. He is a director of Park Place Entertainment Corporation.	49	2004	1992
David Michels(1) Chief Executive Officer of Stakis plc, a European hotel company, until April 1999, Chief Executive of Hilton International Co. until June 2000 and, thereafter, Group Chief Executive of Hilton Group plc. He is a director of Arcadia Group plc, Hilton Group plc and the Scottish Tourism Board, and serves as Chairman of the British Hospitality Association Council. Mr. Michels is a citizen of the United Kingdom.	53	2004	2000
John H. Myers(2) Executive Vice President of General Electric Asset Management Incorporated ("GEAM") until 1997 and, thereafter, President and Chief Executive Officer of GEAM. Mr. Myers also serves as a trustee of the General Electric Pension Trust. He is a director of GE Capital Services, Inc. and the Pebble Beach Company, a golf management company. Mr. Myers is also a member of the Advisory Committee of Warburg Pincus, an investment advisor, a member of the Pension Managers Advisory Committee of the New York Stock Exchange and a trustee of Wagner College.	55	2004	2000
Dr. Judy L. Shelton Economist, specializing in international money, finance and trade issues. Staff economist for the National Commission on Economic Growth and Tax Reform until 1996 and, thereafter, professor of international finance at the DUXX Escuela de Graduados en Liderazgo Empresarial, a graduate business school in Monterrey, Mexico. Dr. Shelton formerly served as a Senior Research Fellow at the Hoover Institution at Stanford University. She is a director of Atlantic Coast Airlines Holdings, Inc.	46	2004	1999
Donna F. Tuttle President of Korn Tuttle Capital Group, a financial consulting and investments firm. She is a director of Phoenix Investment Partners, Ltd., a financial services firm.	53	2004	1992

CONTINUING DIRECTORS:
Stephen F. Bollenbach(1) Senior Executive Vice President and Chief Financial Officer of The Walt Disney Co. until February 1996 and, thereafter, President and Chief Executive Officer of Hilton Hotels Corporation. Mr. Bollenbach has also served as Chairman of the Board of Park Place Entertainment Corporation since January 1999. He is a director of Catellus Development Corporation, Hilton Group plc, Park Place Entertainment Corporation and AOL Time Warner Inc.	58	2002	1996
Peter M. George Vice Chairman and Group Chief Executive of Hilton Group plc until June 2000. He is a director of Book4golf.com, a golf reservation company, Magna Entertainment Corp., a gaming and real estate company, and U.S. Airways Group, Inc. Mr. George is a citizen of the United Kingdom.	57	2003	1997
Barron Hilton Chairman of the Board and Chief Executive Officer of Hilton Hotels Corporation until February 1996 and, thereafter, Chairman of the Board of Hilton Hotels Corporation. He is a director of Park Place Entertainment Corporation.	73	2003	1965
Dieter H. Huckestein Executive Vice President of Hilton Hotels Corporation and President—Hotel Division until March 2001 and, thereafter, Executive Vice President of Hilton Hotels Corporation and President—Hotel Operations Owned and Managed. Mr. Huckestein is a citizen of Germany.	57	2002	1995
Robert L. Johnson Chairman, President and Chief Executive Officer of BET Holdings, Inc., a diversified media holding company which owns Black Entertainment Television, until March 1996 and, thereafter, Chairman and Chief Executive Officer of BET Holdings, Inc. He is a director of General Mills Inc., Gerald Stevens, Inc., a retail floral and gift company, and U.S. Airways Group, Inc.	54	2003	1994
Benjamin V. Lambert Chairman and Chief Executive Officer of Eastdil Realty Company, L.L.C., real estate investment bankers.	62	2002	1976

John L. Notter Chairman of the Board of Swiss American Investment Corp., an investment firm, and Chairman of the Board and President of Westlake Properties, Inc., a hotel and real estate development company. He formerly served as Chairman of the Board of Princess Hotels, American-Hawaiian Steamship Company and the Ludwig Institute for Cancer Research, as President of Universe Tankships, Inc. and as a director of Credit Suisse First Boston.	66	2002	1999

Peter V. Ueberroth(2)
Managing Director of Contrarian Group, Inc., a business management company. He has also served as Co-Chairman of the Pebble Beach Company since July 1999. Mr. Ueberroth served as Co-Chairman of the Board of Doubletree Corporation until December 1997, when the company merged with Promus Hotel Corporation. Mr. Ueberroth previously served as Commissioner of Major League Baseball and as President and Chief Executive Officer of the Los Angeles Olympic Organizing Committee for the 1984 Los Angeles Olympic Games. He is chairman of Ambassadors International Inc., a travel services company, and a director of the Coca-Cola Company.	63	2002	2000
Sam D. Young, Jr. Chairman of Trans West Enterprises, Inc., an investment company.	71	2003	1975

(1)
The Company has entered into agreements with Hilton Group plc, whose wholly owned subsidiary, Hilton International Co., owns the rights to the Hilton name outside the United States. The agreements provide for, among other things, reunification of the Hilton brand worldwide through a strategic alliance between the companies. Pursuant to the alliance, Mr. Bollenbach is a member of Hilton Group plc's Board of Directors and Mr. Michels is a member of the Company's Board of Directors. The alliance agreements provide that the Company and Hilton Group plc may at any time change their respective designee for the other party's Board of Directors.

(2)
Pursuant to the merger agreement, dated as of September 3, 1999, as amended, providing for the Company's acquisition of Promus Hotel Corporation, the Company agreed to appoint two Promus directors to its Board of Directors. On January 13, 2000, the Board of Directors appointed Messrs. Myers and Ueberroth, former members of the Promus board of directors, as directors of the Company.

Information Concerning the Board of Directors and Certain Committees

    Among the Committees created by the Board of Directors are the Audit Committee, Compensation Committee, Nominating Committee and Diversity Committee. A brief description of each of these Committees follows:

  Audit Committee

    The members of the Audit Committee are John L. Notter (Chair), A. Steven Crown, John H. Myers, Judy L. Shelton and Sam D. Young, Jr. The functions of the Audit Committee include the following:

  •
  reviewing the independence of the independent auditors and making recommendations to the Board of Directors regarding engaging and discharging independent auditors;
  •
  reviewing with the independent auditors the plan and results of auditing engagements;
  •
  reviewing significant non-audit services provided by the independent auditors and the range of audit and non-audit fees;
  •
  reviewing the scope and results of the Company's internal audit procedures and the adequacy of the system of internal controls;
  •
  overseeing special investigations;
  •
  reviewing the Company's financial statements and reports filed with the SEC;
  •
  overseeing the Company's efforts to assure that its business and operations are conducted in compliance with the highest legal and regulatory standards applicable to it, as well as ethical business practices;
  •
  overseeing the Company's internal reporting system regarding compliance by the Company with Federal, state and local laws, and the activities of the Company's Compliance Officer; and
  •
  reviewing information and approving recommendations of the Compliance Officer regarding the suitability of persons and entities proposed to be involved in material transactions or relationships with the Company.

  Compensation Committee

    The members of the Compensation Committee are A. Steven Crown (Chair), John L. Notter, Judy L. Shelton and Peter V. Ueberroth. The functions of the Compensation Committee include the following:

  •
  reviewing and establishing general employment and compensation practices and policies of the Company;
  •
  approving procedures for the administration of such practices and policies, including salary and fringe benefit programs;
  •
  administering the Company's 1984 Stock Option and Stock Appreciation Rights Plan, 1990 Stock Option and Stock Appreciation Rights Plan, 1996 Stock Incentive Plan and 1996 Chief Executive Stock Incentive Plan (collectively, the "Stock Option Plans"), including the granting of options thereunder; and
  •
  administering the Company's Supplemental Retirement and Retention Plan, including the granting of supplemental retirement benefits units thereunder.

   Nominating Committee

    The members of the Nominating Committee are Donna F. Tuttle (Chair), Benjamin V. Lambert and Judy L. Shelton. The functions of the Nominating Committee include the following:

  •
  recommending nominees to the Board of Directors to fill vacancies on the Board;
  •
  reviewing on a continuing basis, and at least once a year, the structure of the Board to assure its continuity and to assure that the proper skills and experience are represented on the Board; and
  •
  reviewing any potential conflicts of Board members whenever a prospective Board member is being considered for election to the Board.

    See "Election of Directors—Nomination Process" for a description of the process for submitting nominations for the election of directors to the Nominating Committee.

  Diversity Committee

    The members of the Diversity Committee are Robert L. Johnson (Chair), Stephen F. Bollenbach, Peter M. George, Dieter H. Huckestein and Donna F. Tuttle. The functions of the Diversity Committee include the following:

  •
  developing and implementing policies and programs oriented specifically toward assuring equality of opportunity in all facets of the Company's business;
  •
  encouraging opportunities to increase the diversity of the Company's workforce, including the number of persons in management level positions with the Company who are qualified females and/or ethnic minorities; and
  •
  supervising the Company's efforts to increase its business ties to female and minority-owned suppliers and service providers.

  2000 Meetings

    The Company's Board of Directors and Committees thereof had the following number of meetings during 2000:

  •
  Board of Directors (6);
  •
  Audit Committee (4);
  •
  Compensation Committee (7);
  •
  Nominating Committee (2); and
  •
  Diversity Committee (5).

    Each director attended 75% or more of the aggregate number of meetings of the Board and the Committees on which he or she served.

  Board Fees

    Each director who is not also an officer of the Company is paid an annual fee of $40,000. In addition, each director receives $1,000 for each meeting of the Board of Directors attended and $750 (except the Chair of a Committee receives $1,000) for each meeting of a Committee attended. The Company's directors also receive, with certain exceptions, complimentary rooms and a 25% discount on food and beverage when traveling to Company owned or managed properties for non-Company related business.

  Independent Director Stock Option Plan

    On May 7, 1998, the Company's stockholders approved the 1997 Independent Director Stock Option Plan (the "1997 Plan"). The 1997 Plan provides that each independent (non-employee) director of the Company receives an annual grant of stock options, which commenced on July 16, 1997. Each option is exercisable immediately upon grant. In 2000, each of the following independent directors were granted 4,000 stock options under the 1997 Plan: Messrs. Crown, Johnson, Lambert, Notter, Ueberroth and Young, and Mses. Shelton and Tuttle. The 1997 Plan is administered by the full Board of Directors, acting by a majority of its members, and expires on July 31, 2007. See "Security Ownership of Certain Beneficial Owners and Executive Officers."

  Directors' Retirement Benefit Plan

    Certain of the Company's directors have accrued benefits under the Directors' Retirement Benefit Plan. In 1997, the Company amended this Plan to cease the accrual of benefits thereunder and to convert each director's vested interest in the Plan into phantom stock units.

Compensation Committee Interlocks and Insider Participation

    During 2000, A. Steven Crown, Peter M. George, Robert L. Johnson, John L. Notter, Judy L. Shelton, Donna F. Tuttle, Peter V. Ueberroth and Sam D. Young, Jr. served as members of the Compensation Committee of the Board of Directors. None of such persons is or has been an officer or employee of the Company or any of its subsidiaries.

    Stephen F. Bollenbach, President and Chief Executive Officer of the Company, serves as a director of Hilton Group plc. Peter M. George, who served as Vice Chairman and Group Chief Executive of Hilton Group until June 2000, served on the Compensation Committee of the Company's Board of Directors during 2000.

    On December 20, 2000, the Company consummated the sale of seven Homewood Suites by Hilton properties to RLJ Development, LLC ("RLJ") for approximately $95 million. The Company acquired these seven properties as part of the acquisition of Promus Hotel Corporation in November 1999. The Company has entered into 15-year franchise and management agreements with RLJ which provide for the management of these properties by the Company on terms substantially similar to such agreements entered into by the Company with unaffiliated third parties. Robert L. Johnson, a director of the Company, is the Chairman and Chief Executive Officer of RLJ. The Company selected RLJ as the purchaser of these properties through competitive bids and the Company believes that the terms of the transaction are consistent with the fair market value of such properties.

    The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such Report by reference therein.

Audit Committee Report

    The Company's Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Exhibit A. All members of the Audit Committee are "independent," as defined in the listing standards of the New York Stock Exchange.

    As part of its ongoing activities, which are described above under "Information Concerning the Board of Directors and Certain Committees—Audit Committee," the Audit Committee has:

  •
  Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2000;
  •
  Discussed with Arthur Andersen LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect; and

  •
  Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors their independence.

    The Audit Committee's job is one of oversight. The members of the Audit Committee are not experts in the fields of accounting or auditing, including in respect of auditor independence. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining the system of internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to the conformity of the audited financial statements with generally accepted accounting principles.

    On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Audit Fee Summary

  Audit Fees

    The aggregate fees billed for professional services rendered by Arthur Andersen LLP for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q and the audit of the Company's consolidated financial statements for the year ended December 31, 2000, equaled $0.9 million.

  Financial Information Systems Design and Implementation Fees

    There were no fees for professional services rendered by Arthur Andersen LLP for the year ended December 31, 2000 for information technology services relating to financial information systems design and implementation.

  All Other Fees

    The aggregate fees billed for other professional services rendered by Arthur Andersen LLP for the year ended December 31, 2000, other than the services described above under "Audit Fees," equaled $7.7 million. These fees were primarily related to operational systems implementation, tax compliance and consulting matters, employee benefit plan audits, non-consolidated subsidiary audits, a collateralized financing audit and other audit services.

    The Audit Committee has considered whether the provision of the services described above is compatible with maintaining the principal accountant's independence.

    All Audit Committee members have approved this report:

  John L. Notter (Chair)
  A. Steven Crown
  John H. Myers
  Judy L. Shelton
  Sam D. Young, Jr.

EXECUTIVE COMPENSATION

    The following table discloses compensation received by the Company's Named Officers for services rendered to the Company for the three years ended December 31, 2000.

Summary Compensation Table

							Long Term Compensation Awards
		Annual Compensation
							Restricted Stock Awards ($)(3)	Securities Underlying Options/SARS (#)(4)
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)		Other Annual Compensation ($)				All Other Compensation ($)(5)
Stephen F. Bollenbach President and Chief Executive Officer	2000 1999 1998	928,141 620,000 560,167	1,800,000 380,000 437,800	(6)	— — —		4,637,500 — —	— — 6,000,000	222,010 57,890 53,326	(7)
Matthew J. Hart(1) Executive Vice President And Chief Financial Officer	2000 1999 1998	579,114 513,333 493,333	409,500 428,300 415,563		— — —		2,901,741 — —	200,000 115,000 66,100	50,621 51,445 46,839
Thomas E. Gallagher(1) Executive Vice President, Chief Administrative Officer, General Counsel and Secretary	2000 1999 1998	467,484 485,417 466,500	335,415 410,500 443,350		76,633 — —	(8)	2,616,234 — —	200,000 110,000 62,600	48,541 49,188 36,340
Dieter H. Huckestein Executive Vice President and President—Hotel Division	2000 1999 1998	448,858 431,583 414,667	315,210 356,000 260,464		— — —		2,333,100 — —	125,000 100,000 55,600	43,525 46,102 38,498
Thomas L. Keltner(1) Executive Vice President and President—Franchise Hotel Group	2000 1999 1998	431,538 32,962 —	309,400 112,556 —		— — —		1,305,469 — —	75,000 — —	16,046 2,361,962 —	(9)

(1)
Mr. Hart served as Treasurer from January 1999 until January 2000. Mr. Gallagher was elected Secretary effective May 1998 and elected Chief Administrative Officer effective May 1999. Mr. Gallagher resigned his executive positions with the Company effective October 23, 2000, upon his election as President and Chief Executive Officer of Park Place Entertainment Corporation. As part of a transition arrangement between the Company and Park Place, Mr. Gallagher continued to render services to the Company for the remainder of 2000 and the Company continued to employ Mr. Gallagher and pay a portion of his salary for such period. Mr. Keltner joined the Company in December 1999 as a result of the Company's acquisition of Promus Hotel Corporation.

(2)
Awards of bonuses pursuant to the Company's Annual Bonus Plan are made by the Compensation Committee. All bonuses awarded pursuant to such Plan or otherwise, whether paid prior or subsequent to any fiscal year-end, are attributed in this table to the year in which they were earned.

(3)
Represents supplemental retirement benefit units ("Units") awarded to the Named Officers (other than Mr. Bollenbach) by the Company on June 9, 2000 under its Supplemental Retirement and Retention Plan (the "SRRP"), at the grant date closing price of $9.375 per share. Each grant of

  Units vests 25% per year over a four-year period and entitles the grantee to receive shares of the Company's common stock on a one-for-one basis upon retirement, along with dividends and distributions paid by the Company on the underlying shares of common stock until distribution of such shares. On March 9, 2000, the Company granted Mr. Bollenbach 700,000 Units pursuant to his employment agreement; the grant date closing price was $6.625 per share. The terms of the Units granted to Mr. Bollenbach are substantially similar to Units granted under the SRRP, except that Units granted to Mr. Bollenbach vest 20% per year over a five-year period. Based on the closing price of the Company's common stock on the New York Stock Exchange as of December 31, 2000 of $10.50 per share, the aggregate number and value of all Units credited to the account of the Named Officers on such date were as follows: Mr. Bollenbach—702,685 shares and $7,378,193; Mr. Hart—310,706 shares and $3,262,413; Mr. Gallagher—134,464 shares and $1,411,872; Mr. Huckestein—249,818 shares and $2,623,089; and Mr. Keltner—139,784 shares and $1,467,732. See "Retirement Plans—Supplemental Retirement and Retention Plan."

(4)
Although the Company's Stock Option Plans permit grants of stock appreciation rights, no such grants have been made.

(5)
Represents matching contributions made by the Company for the Named Officers under the Company's Thrift Savings Plan and Executive Deferred Compensation Plan, which provide benefits to eligible employees, including the Named Officers. See "Retirement Plans—Other Benefit Plans."

(6)
The entire amount of this bonus has been deferred by Mr. Bollenbach and treated as though it were invested in shares of the Company's common stock on the award date. See "Compensation Committee Report on Executive Compensation—Chief Executive Officer Compensation."

(7)
Includes $155,033 which represents the present dollar value of the cost to the Company of the premium paid on a life insurance policy on Mr. Bollenbach's life, projected on an actuarial basis over a 15-year term using an interest rate of 7.74%. See Compensation Committee Report on Executive Compensation—Chief Executive Officer Compensation."

(8)
Includes $60,261 paid by the Company to Mr. Gallagher in 2000 for taxes related to moving expense reimbursements.

(9)
Includes $1,950,000 paid by the Company to Mr. Keltner as a retention bonus in lieu of payments Mr. Keltner would have been entitled to receive from Promus as a result of the Company's acquisition of Promus on November 30, 1999. This retention bonus vests 33% per year over a three-year period and payments have been deferred by Mr. Keltner.

Option Grants in Last Fiscal Year

    The following table sets forth information regarding option grants in 2000 to the Named Officers.

Name	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value(2) $
Stephen F. Bollenbach	—	—	—	—	—
Matthew J. Hart	200,000	2.58	9.21875	1/12/10	874,030
Thomas E. Gallagher(1)	200,000	2.58	9.21875	1/12/06	817,537
Dieter H. Huckestein	125,000	1.61	9.21875	1/12/10	546,269
Thomas L. Keltner	75,000	0.97	9.21875	1/12/10	327,761

(1)
The options listed were granted pursuant to the 1996 Stock Incentive Plan. The option exercise prices are at fair market value when granted. Except with respect to options granted to Mr. Gallagher, the options have a ten-year term and vest over four years. As part of the arrangement between the Company and Mr. Gallagher relating to his termination of employment, the options granted to Mr. Gallagher in 2000 are fully vested and expire on January 12, 2006, and all unexercised options previously granted to Mr. Gallagher expired on December 31, 2000.

(2)
The Black-Scholes option pricing model was used to estimate the present value of the options at date of grant. The following assumptions were used in this table: a risk-free interest rate of 6%, a seven-year option term (six years for Mr. Gallagher), a 1% dividend yield and a 40% expected volatility rate. There is no assurance that the actual values realized, if any, by the Named Officers will approximate the values estimated by the Black-Scholes model.

Option Exercises and Values for 2000

    The following table sets forth information with respect to the exercised and unexercised options to purchase common stock granted under the Company's Stock Option Plans to the Named Officers, and held by them at December 31, 2000.

Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values

	Number of Shares Acquired on Exercise		Number of Securities Underlying Unexercised Options at Fiscal Year-End
					Value of Unexercised In-The-Money Options at Fiscal Year-End(1)
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Stephen F. Bollenbach	—	—	8,000,000	4,000,000	—	—
Matthew J. Hart	—	—	299,300	331,800	—	$256,250
Thomas E. Gallagher	—	—	200,000	—	$256,250	—
Dieter H. Huckestein	15,000	$89,035	240,550	237,050	$124,349	$160,156
Thomas L. Keltner	—	—	—	75,000	—	$96,094

(1)
Based on the fair market value of $10.50, which represents the closing price of the Company's common stock on the NYSE on December 29, 2000 (last trading day of 2000).

    The following Compensation Committee Report on Executive Compensation and Stockholder Return Performance Graph do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such Report and Graph by reference therein.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

    The Company's Compensation Committee (the "Committee") establishes and monitors policies and procedures regarding compensation programs. The Committee also approves actions associated with these programs affecting the Named Officers and other senior officers of the Company (the "Executive Group").

    The Company's executive compensation program is designed to closely link executive compensation to:

  •
  specific earnings goal achievement for the Company and its business units;

  •
  common stock price appreciation; and

  •
  individual goal achievement.

    This direct link between pay and performance focuses executives on factors that drive the Company's financial success and create incremental stockholder value.

    Key components of the Company's executive compensation program include:

  •
  base salary;

  •
  annual performance bonus; and

  •
  long term incentive compensation (consisting solely of stock options and supplemental retirement benefit units).

    The Committee targets total compensation (i.e., the sum of base salary, annual performance bonus, grants of stock options and supplemental retirement benefit units and other benefits) at a level comparable to a "competitive market." During 2000, the competitive market consisted of large publicly-traded hotel companies as well as selected Fortune 500 service firms comparable in size to the Company. The Committee uses a broad comparison of this type to reflect the marketplace in which the Company competes for executive talent.

    The Committee seeks to attract, retain and motivate employees by providing target compensation at a level comparable to the competitive market described above. Actual total compensation paid to the Executive Group may exceed or fall below competitive levels, both annually and over time, based on various factors including:

  •
  the Company's financial performance;

  •
  the Company's common stock performance;

  •
  performance of the executive's area of responsibility;

  •
  individual executive performance;

  •
  the executive's experience in his or her role; and

  •
  the executive's length of service with the Company.

    The Company establishes target total compensation levels by periodically reviewing market compensation data prepared by independent compensation consultants. The Committee believes 2000 total compensation provided to the Executive Group is comparable with target total pay for the competitive market.

Base Salary

    The Named Officers (excluding Mr. Bollenbach, who is covered by an employment agreement) received annual salary increases in 2000 based on the amount required to maintain salary levels consistent with reasonable market practices.

Annual Bonus Plan

    Bonus plan participants are assigned maximum formula-based award opportunities expressed as a percentage of base salary. The formula-based award opportunities consist of two components relating to the Company's earnings per share ("EPS") and individual performance. The maximum EPS-based award opportunity ranged up to 25% of base salary for executives (other than Mr. Bollenbach), depending on the executive's role. The maximum individual performance-based award opportunity ranged up to 45% of base salary for executives (other than Mr. Bollenbach), depending on the executive's role.

    The EPS-based award amount depends upon the Company's achievement relative to an objective established by the Committee at the beginning of each performance period for the Company's EPS. EPS was selected as the performance measure since the Committee believes that growth in EPS is a good indicator of long term stockholder value. In addition to EPS-based formula awards, bonus plan participants may also receive individual performance-based awards. The individual performance awards are based on a variety of factors, including individual and business unit performance measures.

    During 2000, the Company exceeded the target EPS objective established by the Committee and the Committee approved EPS-based bonuses at the 20% level for senior officers and the 25% level for executive officers (other than Mr. Bollenbach), after adjusting for nonrecurring items. The Committee also approved individual performance-based awards up to the 40% level for senior officers and up to the 45% level for executive officers (other than Mr. Bollenbach).

Long Term Incentive Program

    The Company's long term incentive program consists of grants of stock options and supplemental retirement benefit units at the discretion of the Committee.

    Stock options are an integral part of an executive's compensation package since the value of stock options is directly tied to the Company's stock price. The financial interests of option holders and stockholders are thus closely aligned. Exercise prices are generally equal to the fair market value of the Company's common stock on the grant date. The ability to exercise options is subject to vesting restrictions determined by the Committee in order to encourage retention.

    In June 2000, the Board of Directors adopted a Supplemental Retirement and Retention Plan ("SRRP") and the Committee awarded grants thereunder. See "Retirement Plans—Supplemental Retirement and Retention Plan" for a description of the SRRP. Grants of supplemental retirement benefit units under the SRRP are subject to vesting restrictions in order to encourage retention. As is the case with stock option grants, the value of supplemental retirement benefit units granted under the SRRP is directly tied to the Company's stock price, thereby ensuring that the financial interests of grantees and stockholders are closely aligned.

    The timing and size of grants of stock options and supplemental retirement benefit units are based upon:

  •
  Company performance;

  •
  individual performance;

  •
  "competitive market" practices; and

  •
  grant size in prior years.

    The weighting of these factors varies and is subjective. The Committee does not consider current holdings of stock options or supplemental retirement benefit units when approving individual grants.

    During 2000, stock options totaling 600,000 shares and supplemental retirement benefit units totaling 1,676,698 units were awarded to the Named Officers. See "Executive Compensation—Option Grants in Last Fiscal Year" and "—Summary Compensation Table."

Chief Executive Officer Compensation

    The Company hired Mr. Bollenbach as President and Chief Executive Officer in February 1996 and entered into an employment agreement with him at that time. As a result of the spin-off of the Company's gaming operations through the distribution to the Company's stockholders of shares of Park Place Entertainment Corporation, the Company renegotiated Mr. Bollenbach's employment agreement effective December 31, 1998. In light of the significant increase in the size of the Company as a result of the acquisition of Promus Hotel Corporation and Mr. Bollenbach's critical role in assuring that the Company and its stockholders realize the expected benefits of that acquisition, the Company negotiated certain additional changes to Mr. Bollenbach's employment agreement as of March 9, 2000 (the "Employment Agreement"). Mr. Bollenbach's Employment Agreement expires on July 1, 2005.

    At the time the Company entered into the Employment Agreement with Mr. Bollenbach, the Committee reviewed market compensation information prepared by independent compensation consultants to ensure that Mr. Bollenbach's compensation is comparable with that of the chief executive officers of competitive companies. The Employment Agreement establishes a minimum annual base salary of $1,000,000 and targets an annual bonus opportunity of 100% of base salary, with a maximum bonus opportunity of 200% of base salary. To the extent that Mr. Bollenbach's total compensation (salary and bonus) in any year exceeds $1,000,000, the excess amount will be deferred and paid to Mr. Bollenbach when the Company is no longer subject to the Federal income tax deduction limits imposed by Section 162(m) of the Internal Revenue Code discussed below.

    Based upon the Company exceeding its EPS target and Mr. Bollenbach's individual performance goal achievement, the Committee awarded a bonus to Mr. Bollenbach for 2000 of $1,800,000 which, when added to his 2000 salary of $928,141 totals $2,728,141. Pursuant to the Employment Agreement, the entire bonus amount was deferred and Mr. Bollenbach elected to treat the deferral as though it were invested in shares of the Company's common stock on the award date (value of $12.1875 on January 23, 2001). Accordingly, the amount of this bonus ultimately received by Mr. Bollenbach is directly tied to the performance of the Company's common stock.

    On December 31, 1998, upon completion of the Park Place spin-off and pursuant to Mr. Bollenbach's then existing employment agreement, Mr. Bollenbach was granted 4,000,000 stock options under the Company's 1996 Stock Incentive Plan. The options carry a ten-year term, have an exercise price equal to $13.625 (the fair market value of the Company's common stock on the grant date) and vest in four equal annual installments that began on December 31, 1999. Also on December 31, 1998, Mr. Bollenbach was granted 2,000,000 additional stock options under the Company's 1996 Stock Incentive Plan that have an exercise price of $27.52676, which is equal to 150% of the Company's common stock closing price on the date such grant was approved (July 9, 1998) and approximately 200% of the closing price on the date of actual grant, ratably reduced to reflect the Company's spin-off of Park Place. These options vest and become fully exercisable on September 30, 2008, except as provided in the following sentence. If the closing price of the Company's common stock equals or exceeds $36.70234 on each of any seven consecutive trading days prior to December 31, 2003, these options become immediately vested and exercisable. To the extent not already vested, the 6,000,000 options granted to Mr. Bollenbach on December 31, 1998 will become fully vested and exercisable upon a change of control of the Company; provided, however, that the accelerated vesting and exercisability upon a change of control of one-half of the unvested portion of the 4,000,000 share grant and all of the 2,000,000 share grant is conditioned upon Mr. Bollenbach not breaching certain covenants contained in his employment agreement. For additional information, see "Change of Control Agreements." No options were granted to Mr. Bollenbach in 2000.

    Pursuant to the then existing employment agreement, in 1996 the Company granted Mr. Bollenbach 1,500,000 stock options (now 6,000,000 options after adjusting for the Company's 4 for 1 stock split in September 1996) under the 1996 Chief Executive Stock Incentive Plan. The options originally carried a five-year maximum term, have an exercise price of $11.88211, which is equal to the fair market value of the Company's common stock on the date of grant (as adjusted for the stock split and the Park Place spin-off), and vested in four equal annual installments which began January 1, 1997. On September 15, 1999, the Committee extended the termination date for exercise of these options until July 1, 2005 to coincide with the term of Mr. Bollenbach's employment agreement.

    The Employment Agreement provides Mr. Bollenbach with a $10,000,000 face amount, last to die, variable life insurance policy on the life of Mr. Bollenbach and his spouse (the "Supplemental Policy"). The Supplemental Policy provides for the Company to pay annual premiums at standard underwriting rates for the period ending upon the earlier of (i) July 1, 2005 and (ii) Mr. Bollenbach's termination of employment with the Company for any reason. The Supplemental Policy also permits the Company to withdraw from the cash surrender value of the policy, on July 1, 2015, an amount equal to all premiums paid to carry the Supplemental Policy. The Employment Agreement also provides Mr. Bollenbach with a death benefit of $5,000,000 if he dies on or prior to June 30, 2001; provided, however, that such death benefit will be reduced by $1,000,000 on June 30 of each year thereafter and no such benefit will be paid if Mr. Bollenbach dies at any time after June 30, 2005.

    The Employment Agreement also provides Mr. Bollenbach with a supplemental retirement benefit since Mr. Bollenbach received only minimal benefits under the Company's Retirement Plan, Retirement Benefit Replacement Plan and Supplemental Executive Retirement Plan. See "Retirement Plans" below. The supplemental retirement benefit is projected to provide Mr. Bollenbach with a pension for his life and that of his surviving spouse equal to 25% of his total cash compensation (base salary and bonus) if he continues to be employed by the Company through July 1, 2005. This supplemental retirement benefit is earned 20% for each year Mr. Bollenbach is employed through June 30, 2005 unless his employment is terminated following a change of control of the Company, in which case he will be deemed to have three additional years of service. In order to further align Mr. Bollenbach's economic interest with that of the stockholders of the Company and to fix the Company's exposure for financial accounting purposes, the actual value of the supplemental retirement benefit is tied to the value of the Company's common stock. The Company's independent actuarial consultant determined that the present value of the projected pension on the date of the Employment Agreement equaled 700,000 shares of the Company's common stock, and the value of Mr. Bollenbach's retirement benefit will be payable solely in such shares, plus any dividends or distributions paid by the Company on the underlying shares of common stock, upon retirement. To the extent the value of such shares of the Company's common stock increases or decreases, the retirement benefit will also increase or decrease.

    Mr. Bollenbach's Employment Agreement also contains provisions relating to a change of control of the Company which are substantially similar to the terms of the Change of Control Agreements entered into between the Company and its other executive officers. See "Change of Control Agreements" below.

    The employment agreements have resulted from arms length negotiations between the Company and Mr. Bollenbach. The Committee believes that the compensation provisions contained in the employment agreements were necessary to secure Mr. Bollenbach's employment and are in the best interests of the Company and its stockholders.

Committee Policy Regarding Compliance with Section 162(m) of the Internal Revenue Code

    Federal income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, stock option exercises and nonqualified benefits) for certain executive officers exceeds $1,000,000 in any year. Under Section 162(m) of the Internal Revenue Code, the deduction limit does not apply to "performance based" payments. "Performance based" compensation payments must be made from a plan administered by a committee of outside directors and be based upon achieving objective performance goals. Additionally, the material plan terms must be approved by stockholders and the committee must certify that the performance goals were achieved before payments are awarded.

    The Committee administers the Company's compensation programs to conform with Section 162(m) so that the total compensation paid to any employee will not exceed $1,000,000 in any one year, unless payments in excess of $1,000,000 qualify as "performance based," are deferred or are exempt for other reasons. The Company may pay compensation that is not deductible if required for sound management and approved by the Committee.

    All Compensation Committee members have approved this report:

  A. Steven Crown (Chair)
  John L. Notter
  Judy L. Shelton
  Peter V. Ueberroth

STOCKHOLDER RETURN PERFORMANCE GRAPH

    The graph below shows the cumulative total stockholder return for the five years ended December 31, 2000, assuming the investment of $100 on December 31, 1995 (and the reinvestment of dividends and common stock equivalents) in each of the Company's common stock, the S&P 500 Stock Index and the S&P Lodging/Hotels Index.

Comparison of Five-Year Cumulative Total Return of
the Company, S&P 500 Index and S&P Lodging/Hotels Index

	12/95	12/96	12/97	12/98	12/99	12/00

Hilton Hotels Corporation(1)	$100	$173	$198	$142	$93	$103
S&P 500 Index	$100	$123	$164	$211	$255	$232
S&P Lodging/Hotels Index	$100	$119	$167	$136	$136	$110

(1)
On December 31, 1998, the Company spun-off its gaming operations through the distribution to its stockholders of shares of Park Place Entertainment Corporation common stock. Amounts shown in the table reflect the Company's combined hotel and gaming business through December 31, 1998. The amounts shown for 1999 and 2000 reflect the Company subsequent to the Park Place spin-off as if the value of Park Place common stock distributed to the Company's stockholders on December 31, 1998 was reinvested in the Company's common stock on such date.

RETIREMENT PLANS

Benefits Under Retirement Plans

    Effective December 31, 1996, the Company amended its Retirement Plan, Retirement Benefit Replacement Plan and Supplemental Executive Retirement Plan (collectively, the "Retirement Plans") to provide that employees earn no further benefits under the Retirement Plans. Accordingly, the benefits under the Retirement Plans were based upon compensation and years of service through December 31, 1996. The compensation covered by the Retirement Plans included a participant's salary, bonus and live-in allowance (if any). Benefits under the Retirement Plan and the Retirement Benefit Replacement Plan were determined according to the highest five consecutive years of compensation through December 31, 1996. Benefits under the Supplemental Executive Retirement Plan were based upon the highest three years of compensation. Compensation above $800,000 paid in any year after 1993 was not included in calculating benefits under the Retirement Plans.

    Until April 1, 1994, the Supplemental Executive Retirement Plan and the Retirement Benefit Replacement Plan provided that the present value of a participant's benefit would be transferred from time to time to a grantor trust established by such officer, along with additional amounts needed to equalize the trust account to the after-tax benefits which would have been provided in the absence of the trust. Such transfers will resume if a change of control occurs.

    Messrs. Bollenbach, Hart and Huckestein are the only Named Officers with any years of service or benefits under the Retirement Plans as of December 31, 2000. Messrs. Bollenbach and Hart each had less than one year of service under the Retirement Plans on December 31, 1996, which is the date that benefits ceased to accrue thereunder. Mr. Huckestein had 11 years of service under the Retirement Plans on such date. Messrs. Bollenbach and Hart have estimated annual benefits under the Retirement Plans at normal retirement age of approximately $16,000 and $7,000, respectively. Mr. Huckestein has estimated annual benefits under the Retirement Plans at normal retirement age of approximately $235,000, a portion of which has previously been paid to him under the grantor trust arrangement described in the prior paragraph.

Supplemental Retirement and Retention Plan

    Effective June 1, 2000, the Company adopted the Supplemental Retirement and Retention Plan (the "SRRP"). Under the SRRP, senior officers of the Company may be granted supplemental retirement benefit units ("Units"). The Units vest 25% per year over a four-year period and are payable in shares of the Company's common stock, on a one-for-one basis, upon the grantee's retirement. The SRRP also provides for an adjustment in the number of Units in a participant's account based upon dividends and distributions paid by the Company on the underlying shares of common stock, from the date of grant.

    Grants of Units to the Named Officers are set forth in the Summary Compensation Table under the caption "Restricted Stock." Except for Mr. Gallagher, none of the Named Officers had any vested interest in the Units granted under the SRRP as of December 31, 2000. As part of the arrangement between the Company and Mr. Gallagher relating to his termination of employment, 145,114 Units were forfeited as of December 31, 2000 and the remaining 134,464 Units vested and are payable to Mr. Gallagher in shares of the Company's common stock upon retirement.

    Pursuant to his employment agreement with the Company, Mr. Bollenbach has been granted supplemental retirement benefit units substantially similar to the awards of Units under the SRRP. Mr. Bollenbach had no vested interest in the units granted under his employment agreement as of December 31, 2000. See "Compensation Committee Report on Executive Compensation—Chief Executive Officer Compensation."

Other Benefit Plans

    Effective January 1, 1997, the Company adopted an Executive Deferred Compensation Plan and amended its Thrift Savings Plan with respect to matching contributions. The Executive Deferred Compensation Plan was subsequently amended and restated, effective January 1, 2000 (the "Deferred Compensation Plan"). Under the Deferred Compensation Plan and the Thrift Savings Plan, employees may elect to defer compensation which otherwise would have been paid to them. The Named Officers and other officers of the Company eligible to participate in the Deferred Compensation Plan may defer up to 100% of their compensation. Deferred Compensation Plan participants are eligible to receive from the Company a matching contribution of 50% of the first 10% of their deferred compensation. Effective January 1, 2001, employees of the Company who participate in the Thrift Savings Plan receive a matching contribution of 100% of the first 3%, and 50% of the next 2%, of their contributions.

    Effective January 1, 1997, the Company adopted the Employee Stock Purchase Plan, under which employees may purchase shares of the Company's common stock at a 10% discount. The maximum investment which may be made by an employee under the Employee Stock Purchase Plan in any year is $25,000.

CHANGE OF CONTROL AGREEMENTS

General

    The Company's Board of Directors has adopted a Change of Control Agreement ("Control Agreement") which has been entered into with the Executive Group, including Messrs. Hart, Huckestein and Keltner (collectively, the "Control Participants"). The Company has terminated Mr. Bollenbach's Control Agreement and incorporated similar provisions in his Employment Agreement with the Company. See "Compensation Committee Report on Executive Compensation—Chief Executive Officer Compensation."

Summary of Provisions

    Under the terms of the Control Agreement, upon the occurrence of a Change of Control (as defined below), the Company agrees to continue the employment of each Control Participant for a three-year period, or until the Control Participant's retirement if earlier (the "Employment Period"), in a position which is at least commensurate with the Control Participant's position prior to the Change of Control. The Company also agrees to provide the Control Participant with base salary, annual bonuses, incentive plan, retirement plan, welfare benefit plan, fringe benefits and other employment policy coverage which is at least equal to the coverage in effect prior to the Change of Control. Under the Control Agreement, each Control Participant will receive payments aggregating up to three times annual salary and bonus if, following a Change of Control, he or she is terminated without cause or terminates for good reason (including, but not limited to, the assignment to such Control Participant of duties inconsistent with his or her position at the time of the Change of Control). The Control Participant is also entitled to receive benefits under the Company's incentive, savings, retirement, welfare benefit and fringe benefit plans and policies during the remainder of the Employment Period.

    The Control Agreement continues for renewable three-year terms or until the Control Participant's normal retirement date, if earlier.

Definition of Change of Control

    Under the Control Agreement, a Change of Control with respect to the Company means:

  •
  (i) the acquisition (other than from the Company) by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (excluding, for this purpose, (A) the Company or its subsidiaries, (B) any employee benefit plan of the

    Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company or (C) Barron Hilton or the Conrad N. Hilton Fund), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 20% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors;

  •
  (ii) a majority of the membership of the incumbent Board of Directors changes other than in the ordinary course; or

  •
  (iii) there is a dissolution or liquidation of the Company, a sale of substantially all of its assets, or a reorganization, merger or consolidation that forces out a majority of the pre-merger stockholders.

Tax Payments

    If any payment, whether pursuant to the Control Agreement or otherwise (i.e., under Retirement or Stock Option Plans), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the Control Participant shall be entitled to receive an additional payment in an amount such that after payment by the Control Participant of all taxes (including any interest or penalties imposed with respect to such taxes), including any excise tax, imposed upon the additional payment, he or she receives the same amount of compensation pursuant to the Control Agreement which he or she would have received in the absence of any such taxes.

Agreement Not To Compete

    Under the Control Agreement, each Control Participant has agreed that, for a period of one year after termination of employment with the Company, he or she will not be employed by, own, operate or otherwise be affiliated with a business actively competing with the Company, or hire the Company's employees, except with the prior written consent of the Company.

Confidentiality

    Under the Control Agreement, each Control Participant agrees to maintain the confidentiality of all secret or confidential information relating to the Company which the Control Participant obtained during his or her employment by the Company.

PROPOSAL 2
RATIFICATION OF SELECTION OF AUDITORS

    Arthur Andersen LLP was the Company's auditors for the year ended December 31, 2000. A representative of Andersen is expected to attend the annual meeting where the representative will have the opportunity to make a statement and will be available to respond to appropriate questions. Although the Company's Board of Directors is not required to submit its selection of auditors for stockholder approval, the Board has elected to seek ratification by stockholders at the annual meeting of its appointment of Andersen to serve as the Company's auditors for 2001.

    VOTE REQUIRED AND BOARD RECOMMENDATION. The affirmative vote of the holders of a majority of the shares of common stock represented at the meeting, in person or by proxy, and entitled to vote on this proposal will be necessary for the adoption of Proposal 2. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.

2002 ANNUAL MEETING OF STOCKHOLDERS

    The 2002 Annual Meeting of Stockholders is presently scheduled to be held on May 9, 2002. Any proposals of stockholders intended to be presented at such meeting must be received by the Secretary of the Company no later than December 7, 2001, in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the meeting. Stockholder nominations or proposals must be duly submitted to the Secretary of the Company by March 11, 2002 in order to be eligible to be considered at the 2002 Annual Meeting of Stockholders.

    The enclosed proxy card offers the Company's stockholders the option to access the proxy statement, annual report and other materials relating to the 2002 Annual Meeting of Stockholders and other future stockholder meetings electronically via the internet. Stockholders who have already consented to receive such materials electronically do not need to consent again. A stockholder who consents to accessing such materials electronically may revoke such consent at any time. The Company will continue to distribute printed materials for future stockholder meetings to stockholders who do not consent to access such materials electronically. The Company encourages stockholders who can access such materials via the internet to indicate their consent on the proxy card, thereby saving the Company the cost of printing and mailing such materials for future stockholder meetings. Prior to the next stockholder meeting, the Company will notify consenting stockholders as to the procedures for accessing such materials via the internet.

PROXY SOLICITATION

    The Company will pay the cost of preparing and mailing this proxy statement and form of proxy to its stockholders. The Company has retained D.F. King & Co., Inc. to request banks and brokers to forward copies of these materials to persons for whom they hold common stock and to request authority for execution of the proxies. The Company has agreed to pay D.F. King & Co., Inc. a fee of $6,500 for these services, plus out-of-pocket expenses and disbursements.

EXHIBIT A

HILTON HOTELS CORPORATION
AUDIT COMMITTEE CHARTER

OVERVIEW

    The Hilton Hotels Corporation Audit Committee (the "Committee") is designated by, and reports to, the Board of Directors (the "Board"). The Audit Committee's job is one of oversight. The members of the Audit Committee are not experts in the fields of accounting or auditing, including in respect of auditor independence. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company's management is responsible for preparing the Company's financial statements and for maintaining the system of internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to the conformity of the audited financial statements with generally accepted accounting principles.

MEMBERSHIP

    The Committee shall be composed of three or more outside members of the Board. All Committee members must be independent and financially literate and at least one member must have accounting or related financial management expertise, as defined by the NYSE. Members of the Committee shall be appointed and removed by the Board or the Nominating Committee of the Board.

AUTHORITY

    The Committee is granted the authority to perform the duties enumerated in this charter and to investigate any activity of the Company they deem necessary. All Company employees are directed to cooperate with requests of the Committee. The Committee is also empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities, provided that the Committee will notify the Board of such actions.

MEETINGS

    The Committee shall meet at least three times per year and as many additional times as the Committee Chair deems necessary. A quorum shall be constituted by the presence, in person or telephonically, of at least one half of the Committee's members. The Chair may additionally request that members of management, internal audit, representatives of the independent auditors and other appropriate advisors and/or employees be present.

MINUTES

    Minutes of each meeting shall be prepared by the Secretary of the Company and distributed to the members of the Committee. The Secretary will retain a copy in the Company's permanent files.

DUTIES

    The Audit Committee's responsibilities shall include, but not be limited to, the following:

  A.
  General

  1.
  Inform the independent auditors and management that the independent auditors are ultimately accountable to the Committee and the Board, that the independent auditors and the Committee may communicate with each other at any and all times and that the Committee Chair may call a meeting whenever deemed necessary.

    2.
    Review and assess Committee membership as to financial literacy and familiarity with the accounting and reporting principles included in the Company's financial statements and with other significant compliance requirements of the Company.

    3.
    Review and approve Audit Committee disclosures required by the SEC and the NYSE.

    4.
    Annually review and reassess the adequacy of the Audit Committee Charter and propose any needed changes for Board approval.

  B.
  Independent Auditors

    Annually

    1.
    The Committee will evaluate and recommend to the Board the selection or replacement of the independent auditors for the annual audit.

    2.
    Review the scope and general extent of the independent auditors' annual audit plan. The Committee's review shall encompass an understanding of factors considered in determining the audit scope, including:

    •
    Industry and business risk characteristics of the Company;

    •
    External reporting requirements;

    •
    Materiality of the various business segments of the Company; and

    •
    Adequacy of the system of internal controls.

    3.
    Review an annual written statement from the independent auditors regarding relationships and services that may impact independence and discuss any relevant matters with the auditors and the Board.

    4.
    Review financial results for the year with management and the independent auditors, and recommend to the Board that the Company's audited financial statements be included in the Annual Report on Form 10-K. This review shall include:

    •
    The Company's Form 10-K, including the financial statements and supplemental disclosures required by generally accepted accounting principles and the SEC;

    •
    Significant transactions which have not previously been reviewed and approved by the Board;

    •
    Any limitations in scope or significant disagreements with management encountered during the course of executing the audit plan;

    •
    Significant adjustments proposed by the independent auditors; and

    •
    The independent auditors' judgment regarding the quality of the accounting principles impacting the financial reporting.

    Quarterly

    5.
    Require that the independent auditors review the financial information included in the Company's Quarterly Report on Form 10-Q prior to filing with the SEC.

    6.
    Request that the independent auditors discuss with management and the Chair (or the Committee) the auditors' judgment regarding the quality of the accounting principles impacting the interim financial reporting, and where possible, prior to filing of the Form 10-Q.

  C.
  Accounting, Reporting and Internal Audit

  1.
  Review with management the adequacy of the Company's system of internal controls for providing reasonable assurance that the Company's prescribed policies and procedures are followed and that transactions are properly recorded and reported.

  2.
  Review recommendations from management regarding changes in the responsibilities of the Vice President of Internal Audit position for approval by the Committee.

  3.
  Review the activities, annual plan and budget of the internal audit function.

  4.
  Oversee internal audit's unrestricted access to all relevant records, properties and personnel.

  5.
  Review significant findings and related recommendations from the results of internal audits and actions taken by management.

  D.
  Compliance

  1.
  Oversee the Company's efforts to assure that the Company's operations are conducted in accordance with the highest legal, regulatory and ethical standards.

  2.
  Oversee the Company's internal reporting system regarding compliance by the Company with Federal, state and local laws.

  3.
  Oversee the Company's written internal compliance plan approved by the Committee and administered by the Compliance Officer and General Counsel.

  4.
  Oversee the activities of the Company's Compliance Officer, including reviewing information and approving recommendations of the Compliance Officer regarding the suitability of persons and entities requesting to be involved in significant transactions or relationships with the Company.

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-800-648-2087 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call; or
2.	Vote by Internet by visiting the website at http://proxy.shareholder.com/hlt and following the instructions on the reverse side; or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number. The procedures, which the Company believes comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded.

PLEASE VOTE

/*\ FOLD AND DETACH HERE /*\

HILTON HOTELS CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    Stephen F. Bollenbach and Madeleine A. Kleiner, or either of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of Common Stock of Hilton Hotels Corporation the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M., on May 9, 2001, at the Hilton Glendale, 100 West Glenoaks Boulevard, Glendale, California 91202, or any adjournment thereof, as indicated upon the matters referred to on the reverse side and in their discretion upon any other matters which may properly come before the meeting.

    THE POWERS HEREBY GRANTED MAY BE EXERCISED BY BOTH OF SAID ATTORNEYS OR PROXIES OR THEIR SUBSTITUTES PRESENT AND ACTING AT THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT THEREOF OR, IF ONLY ONE BE PRESENT AND ACTING, THEN BY THAT ONE. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED UNDER ITEM 1 AND "FOR" PROPOSAL 2. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING.

COMMENTS/ADDRESS CHANGE:	(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
HILTON HOTELS CORPORATION
P.O. BOX 11394
NEW YORK, N.Y. 10203-0394

HILTON HOTELS CORPORATION	VOTE BY TELEPHONE OR INTERNET 24 HOURS A DAY, 7 DAYS A WEEK
TELEPHONE 1-800-648-2087	INTERNET http://proxy.shareholder.com/hlt	MAIL

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the simple directions.	Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, and follow the instructions.	Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.	If you have submitted your proxy by telephone or the Internet, there is no need for you to mail back your proxy.
CALL TOLL-FREE TO VOTE • IT'S FAST AND CONVENIENT
1-800-648-2087	CONTROL NUMBER FOR TELEPHONE OR INTERNET VOTING

DETACH PROXY CARD HERE IF YOU ARE NOT
VOTING BY TELEPHONE OR INTERNET

This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR Items 1 and 2.

1.	Election of the following nominees as directors:	FOR all nominees listed below	/ /	WITHHOLD AUTHORITY to vote for all nominees listed below	/ /	*EXCEPTIONS	/ /	I consent to future access of the annual reports and proxy materials electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.	/ /
Nominees: (01) A Steven Crown, (02) David Michels, (03) John H. Myers, (04) Dr. Judy L. Shelton and (05) Donna F. Tuttle.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions

2.	Ratification of the appointment of Arthur Andersen LLP as auditors for 2001.			In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
	FOR / / AGAINST / / ABSTAIN / /							I plan to attend the meeting.	/ /
								COMMENTS/ADDRESS CHANGE Please mark this box if you have written comments/address change on the reverse side.	/ /
	Dated:	, 2001

Signature(s)
(Please sign, date and return this proxy card in the enclosed envelope.)	Votes MUST be indicated (x) in black or blue ink. / /

QuickLinks

SCHEDULE 14A INFORMATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 1 ELECTION OF DIRECTORS
  Nomination Process
  Nominees and Continuing Directors
  Information Concerning the Board of Directors and Certain Committees
    Audit Committee
    Compensation Committee
    Nominating Committee
    Diversity Committee
    2000 Meetings
    Board Fees
    Independent Director Stock Option Plan
    Directors' Retirement Benefit Plan
  Compensation Committee Interlocks and Insider Participation
  Audit Committee Report
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
  Option Exercises and Values for 2000
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
  Base Salary
  Annual Bonus Plan
  Long Term Incentive Program
  Chief Executive Officer Compensation
  Committee Policy Regarding Compliance with Section 162(m) of the Internal Revenue Code
STOCKHOLDER RETURN PERFORMANCE GRAPH
Comparison of Five-Year Cumulative Total Return of the Company, S&P 500 Index and S&P Lodging/Hotels Index
RETIREMENT PLANS
  Benefits Under Retirement Plans
  Supplemental Retirement and Retention Plan
  Other Benefit Plans
CHANGE OF CONTROL AGREEMENTS
  General
  Summary of Provisions
  Definition of Change of Control
  Tax Payments
  Agreement Not To Compete
  Confidentiality
PROPOSAL 2 RATIFICATION OF SELECTION OF AUDITORS
2002 ANNUAL MEETING OF STOCKHOLDERS
PROXY SOLICITATION
EXHIBIT A
HILTON HOTELS CORPORATION AUDIT COMMITTEE CHARTER